NOTICE OF SPECIAL MEETING AND PROXY STATEMENT





                         SPECIAL MEETING OF SHAREHOLDERS

                                February 14, 2001







                            APPLIED FILMS CORPORATION
                               LONGMONT, COLORADO

                            APPLIED FILMS CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


Dear Shareholders:

     The Special Meeting of Shareholders of Applied Films Corporation will be held at 9586 I-25 Frontage Road, Longmont, Colorado 80504, on Wednesday, February 14, 2001, at 9:00 A.M., local time, for the following purposes:

     1. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 10,000,000 shares to 40,000,000 shares, without par value.

     2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

     Shareholders of record at the close of business January 5, 2001, will be entitled to vote at the meeting or any adjournment thereof.

     Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot attend the meeting in person you may vote your shares on the internet as described in the following materials or by completing and signing the enclosed proxy card and promptly returning it in the envelope provided. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a Proxy.


Dated:  January 10, 2001
Longmont, Colorado

/s/ Lawrence D. Firestone
Lawrence D. Firestone, Secretary

                                                         Dated: January 10, 2001


                            APPLIED FILMS CORPORATION
                             9586 I-25 FRONTAGE ROAD
                            LONGMONT, COLORADO 80504
                               ------------------

                                 PROXY STATEMENT

                     For the Special Meeting of Shareholders
                          to be held February 14, 2001
                               ------------------

                   SOLICITATION OF PROXIES FOR SPECIAL MEETING

     This Proxy Statement is furnished to the Shareholders of Applied Films Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Shareholders which will be held at 9586 I-25 Frontage Road, Longmont, Colorado 80504, February 14, 2001, at 9:00 A.M., local time.

     The Special Meeting is being held for the following purposes:

     1. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 10,000,000 shares to 40,000,000 shares, without par value.

     2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

     Whether you hold shares directly or in street name, you may direct your vote without attending the Special Meeting. If you are a shareholder of record, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record, you may vote:

     - By the Internet - If you have internet access, you may submit your proxy by following the "Vote by Internet" instructions on the proxy card. If you vote by the internet, you do not need to return your proxy card.

     - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your shares will be voted by your broker or nominee as you have directed.

     If a proxy is properly executed and returned to us, the shares represented by the proxy will be voted at the Special Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the proposal described in the proxy. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

     A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of our Company, executing and delivering a proxy of a later date or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On January 2, 2001, there were outstanding 6,752,216 total shares of Common Stock. The record date for determining the shareholders entitled to vote at the Special Meeting is January 5, 2001. Shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy.

     Security Ownership of Certain Beneficial Owners. The following table sets forth as of January 2, 2001, information concerning persons known to management who may be deemed to be beneficial owners of more than 5% of our common stock.

            Name and Address of                     Amount and Nature of           Percent of
             Beneficial Owner                       Beneficial Ownership          Common Stock
            -------------------                     --------------------          ------------
Navellier & Associates and Navallier Fund                812,649(1)                    13%
Management, Inc.
One East Liberty
Third Floor
Reno, NV  89501

Balzers Process Systems GmbH                             673,353(2)                    10%
615 Epsilon Drive
Pittsburgh, Pennsylvania  15238

Maple Row Management, Inc.                               617,938(3)                    10%
112 Rowayton Avenue
Rowayton, Connecticut  06853

Pilgrim Investments, Inc.                                443,000(4)                     7%
40 North Central Avenue
Phoenix, Arizona 85004

Friess Associates, Inc.                                  424,300(5)                     7%
3908 Kennett Pike
Greenville, DE  19807

Cecil Van Alsburg                                        345,807(6)                     6%
9586 I-25 Frontage Road
Longmont, Colorado 80504

John S. Chapin                                           323,317(7)                     5%
9586 I-25 Frontage Road
Longmont, Colorado 80504

                                      NOTES

(1) Navellier & Associates along with Navallier Fund Management, Inc. disclosed to us on behalf of its investment advisory clients that it had acquired beneficial ownership of 812,649 shares of Common Stock as of November 24, 2000. Navellier & Associates along with Navallier Fund Management, Inc. have sole power to dispose of and vote all such shares.

(2) On December 31, 2000, we issued 673,353 shares of Common Stock to Balzers Process Systems GmbH as partial consideration for our acquisition on that same date of the Large Area Coatings Division of Unaxis Holding Ltd. Balzers Process Systems GmbH has sole power to dispose of and vote all such shares.

(3) In a Schedule 13G, dated March 27, 2000, and delivered to us, Maple Row Management disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 323,200 shares of Common Stock. Additional information provided to us indicates that Maple Row Management subsequently increased its beneficial ownership by 294,738 shares of Common Stock, bringing its total beneficial ownership as of November 27, 2000, to 617,938 shares of Common Stock. Maple Row Management has sole power to dispose of and vote all such shares.

(4) In a Schedule 13F, dated November 4, 2000, Pilgrim Investments disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 379,700 shares of Common Stock. Additional information provided to us indicates that Pilgrim Investments subsequently increased its beneficial ownership by 63,300 shares of Common Stock, bringing its total beneficial ownership as of November 27, 2000, to 443,000 shares of Common Stock. Pilgrim Investments has sole power to dispose of and vote all such shares.

(5) In a Schedule 13F, dated November 13, 2000, Friess Associates, Inc. disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 424,300 shares of Common Stock. Friess Associates, Inc. has sole power to dispose of and vote all such shares.

(6) Includes (i) 306,317 shares held by Mr. Van Alsburg, (ii) 1,490 shares held by Mr. Van Alsburg's spouse, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.

(7) Includes (i) 114,603 shares held by Mr. Chapin, (ii) 170,714 shares held by the John Chapin Family Trust, of which Mr. Chapin is the Trustee, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.

     Security Ownership of Management. The following table shows, as of January 2, 2001, the number of shares beneficially owned by each of the Company's directors, each of the Named Executives identified in the executive compensation tables of the Company's Annual Meeting Proxy Statement dated September 21, 2000, and by all Directors and Executive Officers as a group. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

                                                                          Amount and Nature of         Percent of
                                 Name                                     Beneficial Ownership        Common Stock
--------------------------------------------------------------------------------------------------------------------
Thomas T. Edman.................................................                45,859(1)                   *

Graeme Hennessey................................................                25,409(2)                   *

Lawrence D. Firestone...........................................                 9,550(3)                   *

C. Richard Condon...............................................                28,124(4)                   *

Richard P. Beck.................................................                 4,455(5)                   *

John S. Chapin..................................................               323,317(6)                   5%

Vincent Sollitto, Jr............................................                 3,455(7)                   *

Chad D. Quist...................................................                 3,455(8)                   *

Cecil Van Alsburg...............................................               345,807(9)                   6%


                                       4

                                                                          Amount and Nature of         Percent of
                                 Name                                     Beneficial Ownership        Common Stock
--------------------------------------------------------------------------------------------------------------------

All Executive Officers and Directors as a Group (8 persons).....               761,307(10)                 11%
--------------------------------------------------------------------------------------------------------------------

*    Denotes ownership of less than one percent.

(1) Includes (i) 6,700 shares held by Mr. Edman and (ii) options to purchase 39,159 shares of Common Stock exercisable within 60 days.

(2) Consists of options to purchase 25,409 shares of Common Stock within 60 days.

(3) Includes (i) 50 shares held by Mr. Firestone's children, and (ii) options to purchase 9,500 shares of Common Stock exercisable within 60 days.

(4) Includes (i) 13,716 shares held by Mr. Condon and (ii) options to purchase 14,408 shares of Common Stock exercisable within 60 days.

(5)  Includes (i) 1,000  shares held by Mr. Beck  jointly  with his spouse,  and
     (ii) options to purchase 3,455 shares of Common Stock exercisable within 60 days.

(6) Includes (i) 114,603 shares held by Mr. Chapin, (ii) 170,714 shares held by the John Chapin Family Trust, of which Mr. Chapin is the Trustee, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.

(7) Consists of options to purchase 3,455 shares of Common Stock exercisable within 60 days.

(8) Consists of options to purchase 3,455 shares of Common Stock exercisable within 60 days.

(9) Includes (i) 306,317 shares held by Mr. Van Alsburg, (ii) 1,490 shares held by Mr. Van Alsburg's spouse, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.

(10) Includes options to purchase 160,433 shares exercisable within 60 days.

                  PROPOSED INCREASE IN AUTHORIZED COMMON STOCK

     The Company's  Board of Directors has proposed that the first  paragraph of
Article III of the Company's Articles of Incorporation (the "Articles") be amended to read as follows:

        The total number of shares of all classes of stock which the Corporation shall have the authority to issue is forty one million (41,000,000) shares, of which forty million (40,000,000) shares shall be common stock without par value and one million shares (1,000,000) shares shall be preferred stock, without par value. The shares of preferred stock may be divided into one or more series.

     This amendment will increase the Company's authorized common stock from 10,000,000 shares to 40,000,000 shares of common stock, without par value. As of January 2, 2001, there were 6,752,216 shares of common stock issued and outstanding and 1,316,823 shares of common stock reserved for issuance under the Company's stock option plans and Employee Stock Purchase Plan. As a result, as of January 2, 2001, only 1,930,961 shares of common stock remain available for future issuance. As of January 8, 2001, the Company has no preferred stock issued or outstanding, and this proposed amendment will not affect the preferred stock.

     The purpose of the amendment is to provide additional shares of common stock for future issuance. The Board of Directors believes it desirable to increase the authorized number of shares of common stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional common stock for issuance could be used for a number of purposes, including corporate financing, future acquisitions, stock dividends, stock splits, stock options, and other stock-based compensation. There are currently no specific plans, agreements or understandings regarding the issuance of any of the additional shares of common stock that would be available if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further shareholder approval, unless such action is required by applicable law or the rules of the Nasdaq stock market or any stock exchange on which the Company's securities may be listed.

     The additional shares of common stock for which authorization is sought would be part of the existing class of common stock, and, to the extent issued, would have the same rights and privileges as the shares of common stock presently outstanding. Ownership of shares of the Company's common stock confers no preemptive rights.

     The increase in the authorized but unissued shares of common stock which would result from adoption of the proposed amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of common stock up to the total authorized number with the effect that the shareholdings and related voting rights of then existing shareholders would be diluted to an extent proportionate to the number of additional shares issued.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company is required for approval of the proposed amendment. Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote FOR the amendment.

     The Board of Directors recommends a vote "FOR" the approval of the proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock.

                                  MISCELLANEOUS

     The management is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying forms of proxy to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the accompanying forms will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Company.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

January 10, 2001

                                                 /s/ Cecil Van Alsburg
                                                 CHAIRMAN OF THE BOARD












::ODMA\PCDOCS\GRR\506723\3
01/08/01 11:53 AM

                      PROXY            APPLIED FILMS CORPORATION           PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Larry D. Firestone and Thomas T. Edman as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Applied Films Corporation held of record by the undersigned on January 5, 2001, at the Special Meeting of Shareholders to be held on February 14, 2001, or at any adjournment thereof.

     When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE LISTED PROPOSALS.


1. Approval of the amendment to                   [ ]            [ ]
   the Amended and Restated Articles              FOR           AGAINST
   of Incorporation to increase the
   authorized common stock from
   10,000,000 shares to 40,000,000
   shares.

2. In their discretion, the Proxies
   are authorized to act upon such
   other business as may properly come
   before the meeting.

   I plan to attend the meeting.                  YES             NO
                                                  [ ]             [ ]


                                                                Date:     , 2001

                                         Signature

                                         Signature if held jointly

                                         Please sign your  name  as  it  appears
                                         hereon.  When  shares are held jointly,
                                         each  holder should sign.  When signing
                                         for an  estate,  trust or  corporation,
                                         the   title  and  capacity   should  be
                                         stated. Persons signing as attorney-in-
                                         fact should  submit powers of attorney
                                         exactly as name appears hereon.


______________________________                              FOLD AND DETACH HERE

     VOTE BY INTERNET
QUICK *** EASY *** IMMEDIATE


Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you've marked, signed and returned your proxy card.


TO VOTE BY INTERNET:  Connect to the  Website
listed below:   You will be asked to  enter a
control number which is located at the bottom of this form. Then follow the instructions.
THE WEBSITE for voting is
www.proxyvoting.com/appliedfilms.


               IF YOU VOTE INTERNET DO NOT MAIL IN THE PROXY CARD.
                                     ------
                              THANK YOU FOR VOTING!


CONTROL NUMBER